                                                                    EXHIBIT 99.S

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                       RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this llth day of March, 1999.


                                           /s/ Timothy R.Schwertfeger
                                               ----------------------
                                               Timothy R.Schwertfeger



STATE OF ILLINOIS     )
                      )SS
COUNTY OF COOK        )

On this llth day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                             /s/ Virginia L. Corcoran
Notary Public, State of Illinois                 -----------------------------
My Commission Expires: 10/27/01                  Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                      RE
                                PREFERRED STOCK


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this llth day of March, 1999.


                                       /s/ Robert P. Bremner
                                       -----------------------------------
                                       Robert P. Bremner
STATE OF ILLINOIS                   )
                                    )SS
COUNTY OF COOK                      )

On this llth day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                   /s/ Virginia L. Corcoran
Notary Public, State of Illinois       ----------------------------------
My Commission Expires: 10/27/01        Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                       RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this llth day of March, 1999.

                                    /s/ Lawrence H. Brown
                                    ----------------------------
                                    Lawrence  H. Brown

STATE OF ILLINOIS               )
                                )SS
COUNTY OF COOK                  )

On this llth day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                              /s/ Virginia L. Corcoran
Notary Public, State of Illinois                  ------------------------
My commission Expires: 10/27/01                   Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                      RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set her hand this 12th day of March, 1999.


                                         /s/ Anne E. Impellizzeri
                                         ------------------------------
                                             Anne E. Impellizzeri

STATE OF ILLINOIS )
                  )SS
COUNTY OF COOK    )


On this 12th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                     /s/ Virginia L. Corcoran
Notary Public, State of Illinois         -----------------------
My Commission Expires: 10/27/01          Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                       RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 11th day of March, 1999


                                                     /s/ Peter R. Sawers
                                                     ---------------------------
                                                     Peter R. Sawers
STATE OF ILLINOIS           )
                            )    SS
COUNTY OF COOK              )

On this llth day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                       /s/ Virginia L. Corcoran
Notary Public, State of Illinois           -------------------------------
My Commission Expires: 10/27/01            Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                      RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set his hand this 8th day of March, 1999.

                                       /s/ William J. Schneider
                                       ------------------------------
                                       William J. Schneider

STATE OF ILLINOIS    )
                     ) SS
COUNTY OF COOK       )

On this 8th day of March, 1999, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                   /s/ Virginia L. Corcoran
Notary Public, State of Illinois       ------------------------------
My Commission Expires: 10/27/01        Notary Public

                    NUVEEN LEVERAGED EXCHANGE-TRADED FUNDS

                               POWER OF ATTORNEY
                                      RE
                                PREFERRED STOCK

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director/trustee of each of the closed-end investment companies listed on Attachment A, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, GIFFORD R. ZIMMERMAN, ALAN G. BERKSHIRE and LARRY W. MARTIN and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign and file one or more Registration Statements relating to shares of preferred stock on Form N-2 under the Securities Act of 1933 and the Investment Company Act 1940, including any amendment or amendments thereto, with all exhibits and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of preferred shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director/trustee of the listed organizations has hereunto set her hand this 10th day of March, 1999.

                                               /s/ Judith M. Stockdale
                                               ----------------------------
                                               Judith M. Stockdale

STATE OF ILLINOIS    )
                     ) SS
COUNTY OF COOK       )

On this 10th day of March, 1999, personally in and for said County and State, the person be appeared before me, a Notary Public named above who is known to me to the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
Virginia L. Corcoran                           /s/ Virginia L. Corcoran
Notary Public, State of Illinois               ----------------------------
My Commission Expires: 10/27/01                Notary Public

                                 ATTACHMENT A

Nuveen Performance Plus Municipal Fund, Inc.
Nuveen California Performance Plus Municipal Fund, Inc.
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen Insured Municipal Opportunity Fund, Inc.
Nuveen Municipal Market Opportunity Fund, Inc.
Nuveen California Municipal Market Opportunity Fund, Inc.
Nuveen Municipal Advantage Fund, Inc.
Nuveen Insured Quality Municipal Fund, Inc.
Nuveen Premium Income Municipal Fund, Inc.
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Florida Investment Quality Municipal Fund
Nuveen Pennsylvania Investment Quality Municipal Fund
Nuveen Premium Income Municipal Fund 2, Inc.
Nuveen California Select Quality Municipal Fund, Inc.
Nuveen New York Select Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen California Quality Income Municipal Fund, Inc.
Nuveen New York Quality Income Municipal Fund, Inc.
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen California Investment Quality Municipal Fund, Inc.
Nuveen New York Investment Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Florida Quality Income Municipal Fund
Nuveen Michigan Quality Income Municipal Fund, Inc.
Nuveen Texas Quality Income Municipal Fund
Nuveen Premier Insured Municipal Income Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Premium Income Municipal Fund 4, Inc.
Nuveen Insured Premium Income Municipal Fund 2

                       Assistant Secretary's Certificate

The undersigned, Karen L. Healy, hereby certifies that she is a duly elected and acting Assistant Secretary of the Nuveen Exchange-Traded Funds and that the following resolution was duly adopted by the Board of Directors at a meeting duly called and held on December 18, 1998, at which meeting a quorum was present and acting throughout, and that such resolution has not been amended, modified or rescinded and remains in full force and effect:

               RESOLVED, that each director or officer of the Fund who may be required to execute any registration statement on Form N-2, or any amendment or amendments thereto, be, and each of them hereby is, authorized to execute a power of attorney appointing Timothy
               R. Schwertfeger, Anthony T. Dean, Alan G. Berkshire, Larry W. Martin, Gifford R. Zimmerman, and Thomas S. Harman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                              /s/ Karen L. Healy
                              -----------------------------------
                              Karen L. Healy, Assistant Secretary

Dated: April 20, 1999